• • Third Quarter 2022 Results November 11, 2022 • Mounting global support for nuclear energy continues to drive a robust pipeline of high- quality prospective customers • Recent Emergency Planning Zone methodology approval from U.S. Nuclear Regulatory Commission (NRC) increases NuScale VOYGR™ SMR power plant options to be sited where needed most; greatly expands potential marketplace • Continued progress on five near-term strategic objectives, including advancing efforts to secure the next committed customer and ready the supply chain for production • Strong balance sheet featuring cash and cash equivalents of $268.6 million, short-term investments of $50.0 million, and no debt The level of excitement around nuclear and our industry-leading small modular reactor technology has never been greater as governments, utilities, and businesses all over the world search for near-term deployable sources of clean, reliable, and secure baseload energy. As the first and only SMR to receive NRC design approval, NuScale is well positioned to play an important role in this clean energy transition. In fact, the conversations we have today with potential customers are more about how quickly NuScale can deploy a plant rather than the technology itself.” JOHN HOPKINS President and Chief Executive Officer

Third Quarter 2022 Results 2 BUSINESS UPDATE HIGHLIGHTS • Continue to make progress toward securing second committed customer by year-end, supported by strong, focused and growing pipeline of high-quality prospects. Global dynamics are serving as a tailwind to accelerate interest across domestic and international customers. • Signed the first Task Order and a Statement of Commencement with Poland’s KGHM to begin work for the deployment of the first VOYGRTM SMR power plant in Poland. Under the Task Order, NuScale will support the first application to the country’s regulator for the deployment of an SMR. • Long-lead material specifications for the upper reactor pressure vessel were issued in May, and the design for the reactor building, one of the major structures of the VOYGRTM SMR power plant, was completed in July. • On track to complete Standard Plant Design and submit the Standard Design Approval Application to the NRC for the VOYGR™-6 SMR power plant by year end. This rapidly brings forward the commercial viability of NuScale’s technology. • NRC validated NuScale’s Emergency Planning Zone (EPZ) sizing methodology in October. This affirms that NuScale VOYGR™ SMR power plants can achieve an EPZ limited to the plant site boundary, greatly expanding siting optionality and use case for these plants. Conventional U.S. nuclear power facilities require a 10-mile boundary. • Opened fourth Energy Exploration Center (E2) at Idaho State University last month. In addition to providing a supplementary revenue stream, the E2 control room simulator is an exciting, hands-on educational and outreach tool that simulates real-world nuclear power plant operation scenarios. FINANCIAL UPDATE Strong balance sheet, reflecting cash and equivalents of $268.6 million, short-term investments of $50.0 million, and no debt. Revenue of $3.2 million and net loss of $(49.6) million for the three-month period ended September 30, 2022, compared to revenue of $0.3 million and a net loss of $(27.1) million, respectively, for the same period in 2021. Revenue of $8.4 million and a net loss of $(94.4) million for the nine-month period ended September 30, 2022, compared to revenue of $1.3 million and a net loss of $(74.4) million, respectively, for the same period in 2021. Fully diluted share count of 259.3 million shares as of September 30, 2022, is comprised of 51.8 million shares of Class A Common Stock outstanding, 173.9 million shares of Class A Common Stock issuable upon the exchange of NuScale LLC Class B Units, 31.5 million shares of Class A Common Stock issuable upon the exercise of outstanding stock options and warrants, and 2.1 million time-based awards that vest between one and three years. CONFERENCE CALL NuScale will host a conference call at 8:30 a.m. Eastern Time on Monday, November 14, 2022, which will be webcast live and can be accessed at https://ir.nuscalepower.com. The call will also be accessible by telephone at (888) 550-5460 (U.S./Canada). The conference ID is 4347254. A replay of the webcast will be available for 30 days. A replay of the call will be available by telephone for one week.

Third Quarter 2022 Results 3 ABOUT NUSCALE POWER CORPORATION NuScale Power (NYSE: SMR) is poised to meet the diverse energy needs of customers across the world. It has developed small modular reactor (SMR) nuclear technology to supply energy for electrical generation, district heating, desalination, commercial-scale hydrogen production and other process heat applications. The groundbreaking NuScale Power Module™ (NPM), a small, safe pressurized water reactor, can generate 77 megawatts of electricity (MWe) and power plants can be scaled to meet customer needs. NuScale’s 12-module VOYGR™-12 power plant is capable of generating 924 MWe, and NuScale also offers four-module VOYGR-4 (308 MWe) and six-module VOYGR-6 (462 MWe) power plants, as well as other configurations based on customer needs. Founded in 2007, NuScale is headquartered in Portland, Ore., and has offices in Corvallis, Ore.; Rockville, Md.; Charlotte, N.C.; Richland, Wash.; and London, UK. For more information, please visit NuScale Power's website or follow us on Twitter, Facebook, LinkedIn and Instagram. CONTACTS Investor and Media Contacts NuScale Investor inquiries: Gary Dvorchak, The Blueshirt Group for NuScale Power ir@nuscalepower.com Media inquiries: Diane Hughes, NuScale Power media@nuscalepower.com

Third Quarter 2022 Results 4 Forward Looking Statements This release may contain forward-looking statements (including without limitation statements to the effect that the Company or its management "will," "believes," "expects," “anticipates,” "plans" or other similar expressions). These forward-looking statements include statements relating to strategic and operational plans, capital deployment, future growth, new awards, backlog, earnings and the outlook for the company’s business. Actual results may differ materially as a result of a number of factors, including, among other things, the severity and duration of the COVID-19 pandemic and actions by governments, businesses and individuals in response to the pandemic, including the duration and severity of economic disruptions; the Company's failure to receive new contract awards; cost overruns, project delays or other problems arising from project execution activities, including the failure to meet cost and schedule estimates; intense competition in the industries in which we operate; failure of our partners to perform their obligations; cyber-security breaches; foreign economic and political uncertainties; client cancellations of, or scope adjustments to, existing contracts; failure to maintain safe worksites and international security risks; risks or uncertainties associated with events outside of our control, including weather conditions, pandemics, public health crises, political crises or other catastrophic events; the use of estimates and assumptions in preparing our financial statements; client delays or defaults in making payments; the failure of our suppliers, subcontractors and other third parties to adequately perform services under our contracts; uncertainties, restrictions and regulations impacting our government contracts; the inability to hire and retain qualified personnel; the potential impact of certain tax matters; possible information technology interruptions; the Company's ability to secure appropriate insurance; liabilities associated with the performance of nuclear services; foreign currency risks; the loss of one or a few clients that account for a significant portion of the Company's revenues; damage to our reputation; failure to adequately protect intellectual property rights; asset impairments; climate change and related environmental issues; increasing scrutiny with respect to sustainability practices; the availability of credit and restrictions imposed by credit facilities for our clients, suppliers, subcontractors or other partners; failure to obtain favorable results in existing or future litigation and regulatory proceedings, dispute resolution proceedings or claims, including claims for additional costs; failure by us or our employees, agents or partners to comply with laws; new or changing legal requirements, including those relating to environmental, health and safety matters; failure to successfully implement our strategic and operational initiatives; risks related to provisions of our convertible preferred stock; and restrictions on possible transactions imposed by our charter documents and Delaware law. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, the Company’s results may differ materially from its expectations and projections. Additional information concerning these and other factors can be found in the Company's public periodic filings with the Securities and Exchange Commission, including t general economic conditions and other risks, uncertainties and factors (a) set forth in the section entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the Company’s prospectus dated and filed with the U.S. Securities and Exchange Commission (“SEC”) on July 1, 2022, which is part of the registration statement on Form S-1 declared effective by the SEC on June 30, 2022, in the section entitled “Risk Factors,” (b) set forth in the section entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Company quarterly report on Form 10-Q filed with the SEC on August 12, 2022, and under similar headings in subsequent filings with the SEC, and (c) associated with companies like the Company that operate in the energy industry. The referenced SEC filings are available either publicly or upon request from NuScale's Investor Relations Department at ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update its forward-looking statements in light of new information or future events.

Third Quarter 2022 Results 5 NuScale Power Corporation Summary of Financials (in thousands) Summary of Income Statement Data Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 Revenue $ 3,172 $ 297 $ 8,366 $ 1,333 Net Loss (49,630) (27,101) (94,383) (74,446) Summary of Balance Sheet Data September 30, 2022 December 31, 2021 Total Assets $ 404,243 $ 121,197 Total Liabilities 84,758 52,799 Total Stockholders, Mezzanine and Members' Equity 319,485 68,398 Summary of Statement of Cash Flows Nine Months Ended September 30, 2022 2021 Operating Cash Flows $ (104,728) $ (73,389) Investing Cash Flows (51,744) (1,573) Financing Cash Flows 366,886 172,715